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                                                                 EXHIBIT 23.2


                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 333-33523) pertaining to 863,364 shares of ARDIS Telecom & Technologies, Inc. common stock, of our report dated January 20, 1999, with respect to the consolidated financial statements of ARDIS Telecom & Technologies, Inc. included in the Annual Report (Form 10-K/A) for the year ended October 31, 1998.


                                       /s/ KING GRIFFIN & ADAMSON P.C.
                                       ---------------------------------
                                       KING GRIFFIN & ADAMSON P.C.


Dallas, Texas
April 6, 1999









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